UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 11, 2008

Nature’s Sunshine Products, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-8707	87-0327982
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

75 East 1700 South
Provo, Utah		84606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code:

(801) 342-4300

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01  Other Events.

On February 11, 2008, Nature’s Sunshine Products, Inc. (the “Company”) issued a press release, entitled “Nature’s Sunshine Declares Quarterly Cash Dividend,” announcing a quarterly cash dividend of five cents per share of common stock, payable on February 29, 2008 to shareholders of record on February 19, 2008.  A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

99.1 Press Release, entitled “Nature’s Sunshine Declares Quarterly Cash Dividend,” issued by Nature’s Sunshine Products, Inc. dated February 11, 2008.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nature’s Sunshine Products, Inc.

Dated: February 12, 2008	By	/s/ Stephen M. Bunker
Stephen M. Bunker, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press release, entitled “Nature’s Sunshine Declares Quarterly Cash Dividend” issued by Nature’s Sunshine Products, Inc., dated February 11, 2008